UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

As previously reported, on August 1, 2025,  Duos Technologies Group, Inc. (the “Company”) closed its public offering of 6,666,667 shares of common stock, par value $0.001 per share (the “Common Stock”), for net proceeds of approximately $36.9 million.  The Common Stock was offered and sold by the Company pursuant to an underwriting agreement (the “Agreement”) between the Company and Titan Partners Group LLC, a division of American Capital Partners, LLC, as sole bookrunner (the “Underwriter”), that was entered into on July 30, 2025. The Company also issued the Underwriter a warrant to purchase 333,334 shares of Common Stock. Under the Agreement, the Underwriter also had a 30-day option (the “Over-Allotment Option”) to purchase from the Company an additional 838,851 shares of Common Stock at the public offering price of $6.00, less underwriting discounts and commissions, to cover over-allotments. The Agreement and a form of the underwriter warrant are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Underwriter exercised the Over-Allotment Option in full to purchase 838,851 shares of Common Stock, generating net proceeds of approximately $4.7 million. The Over-Allotment Option closed on September 2, 2025. In connection with the exercise of the Over-Allotment Option, the Company issued the Underwriter an additional warrant to purchase 41,942 shares of Common Stock.

The legal opinion and consent of Shutts & Bowen LLP relating to the shares of Common Stock issuable under the Over-Allotment Option is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated July 30, 2025, between Duos Technologies Group, Inc. and Titan Partners Group LLC, a division of American Capital Partners, LLC (incorporated herein by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2025)

4.1	Form of Underwriter Warrant (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2025)
5.1	Opinion of Shutts & Bowen LLP
23.1	Consent of Shutts & Bowen LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: September 2, 2025	By:	/s/ Adrian G. Goldfarb
Adrian G. Goldfarb Chief Financial Officer